UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported)  July 28, 2005

K&F INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-29035	34-1614845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Main Street, White Plains, New York		10606
(Address of principal executive offices)		(Zip code)

(914) 448-2700
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                  Other Events.

On July 28, 2005, K&F Industries, Inc. (the “Registrant”) relocated its principal executive offices from New York, New York to White Plains, New York.  The Registrant’s new address and telephone number are as follows:

K&F Industries, Inc.
50 Main Street
4th Floor
White Plains, New York 10606

Telephone: (914) 448-2700

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

K&F Industries, Inc.

Date: August 1, 2005	By:	/s/ Ronald H. Kisner
Executive Vice President,
Secretary and General Counsel